EXHIBIT 10.4



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                                  ABTRE, INC.
                                 AIMPAR, INC.
                AMERICAN BILTRITE INTELLECTUAL PROPERTIES, INC.
                             IDEAL TAPE CO., INC.
                            MAJESTIC JEWELRY, INC.
                           OCEAN STATE JEWELRY, INC.
                          425 DEXTER ASSOCIATES, L.P.



                              GUARANTEE AGREEMENT



                         Dated as of October 14, 2003



                         FLEET NATIONAL BANK, as Agent

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                               TABLE OF CONTENTS
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1. Reference to Credit Agreement; Definitions; Certain Rules of Construction......................................1
2. Guarantee......................................................................................................1
         2.1. Guarantee of Credit Obligations.....................................................................1
         2.2. Continuing Obligation...............................................................................2
         2.3. Waivers with Respect to Credit Obligations..........................................................2
         2.4. Lenders' Power to Waive, etc........................................................................4
         2.5. Information Regarding the Borrower, etc.............................................................4
         2.6. Certain Guarantor Representations...................................................................5
         2.7. Subrogation.........................................................................................5
         2.8. Subordination.......................................................................................6
         2.9. Future Subsidiaries; Further Assurances.............................................................6
         2.10. Contribution Among Guarantors......................................................................6
3. Continuing Agreement...........................................................................................7
4. Notices........................................................................................................7
5. Venue; Service of Process......................................................................................7
6. WAIVER OF JURY TRIAL...........................................................................................8
7. General........................................................................................................8
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
                              GUARANTEE AGREEMENT



         This Agreement, dated as of October 14, 2003, is among ABTRE, Inc., a Tennessee corporation ("ABTRE"), Aimpar, Inc., a New York corporation ("Aimpar"), American Biltrite Intellectual Properties, Inc., a Delaware corporation ("ABIIP"), Ideal Tape Co., Inc., a Delaware corporation ("Ideal Tape"), Majestic Jewelry, Inc., a Delaware corporation ("Majestic Jewelry"), Ocean State Jewelry, Inc., a Rhode Island corporation ("Ocean Jewelry"), 425 Dexter Associates, L.P., a Rhode Island limited partnership ("425 Dexter") and Fleet National Bank, as agent (the "Agent") for itself and the other Lenders under the Credit Agreement (as defined below). The parties agree as follows:

1. Reference to Credit Agreement; Definitions; Certain Rules of
Construction. Reference is made to the Credit Agreement dated as of the date hereof, as from time to time in effect (the "Credit Agreement"), among the Borrowers, the Lenders and the Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined. Certain other capitalized terms are used in this Agreement as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof, (c) the word "including" shall be construed as "including without limitation", (d) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and (e) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents. References to "the date hereof" mean the date first set forth above.

         "Agreement" means this Guarantee Agreement as from time to time in effect.

         "Guarantors" means ABTRE, Aimpar, ABIIP, Ideal Tape, Majestic Jewelry, Ocean Jewelry, 425 Dexter and other Subsidiaries of the Company party hereto from time to time.

         "Obligors" means the Company, K&M and the Subsidiaries of the Company party hereto from time to time.

2.       Guarantee.

         2.1. Guarantee of Credit Obligations. Each Guarantor unconditionally guarantees that the Credit Obligations will be performed and paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectability and being absolute and in no way conditional or contingent. In the event any part of the Credit Obligations shall not have been so paid in full when due and payable, each Guarantor will, immediately upon notice by the Agent or, without notice, immediately upon the occurrence of a Bankruptcy Default, pay or cause to be paid to the Agent for the account of each Lender in accordance with the Lenders' respective Percentage Interests therein the amount of such Credit Obligations which are then due and payable and unpaid. The obligations of each Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Credit Obligations as against the Borrower, any other Obligor, any other guarantor thereof or any other Person. For purposes hereof, the Credit Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Credit Agreement or any other Credit Document notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

         2.2. Continuing Obligation. Each Guarantor acknowledges that the Lenders have entered into the Credit Agreement (and, to the extent that the Lenders or the Agent may enter into any future Credit Document, will have entered into such agreement) in reliance on this Section 2 being a continuing irrevocable agreement, and such Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantors hereunder shall terminate when the commitment of the Lenders to extend credit under the Credit Agreement shall have terminated and all of the Credit Obligations have been indefeasibly paid in full in cash and discharged in accordance with the Credit Agreement; provided, however, that:

              (a) if a claim is made upon the Lenders at any time for repayment or recovery of any amounts or any property received by the Lenders from any source on account of any of the Credit Obligations and the Lenders repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Lenders) or

              (b) if the Lenders become liable for any part of such claim by reason of
         (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim,

then the Guarantors shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Lenders become liable (such amounts being deemed part of the Credit Obligations) to the same extent as if such amounts or property had never been received by the Lenders, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations. Not later than five days after receipt of notice from the Agent, the Guarantors shall pay to the Agent an amount equal to the amount of such repayment or return for which the Lenders have so become liable. Payments hereunder by a Guarantor may be required by the Agent on any number of occasions.

         2.3. Waivers with Respect to Credit Obligations. Except to the extent expressly required by the Credit Agreement or any other Credit Document, each Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

              (a) presentment, demand for payment and protest of nonpayment of any of the Credit Obligations, and notice of protest, dishonor or nonperformance;

              (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on such Guarantor's guarantee of the Credit Obligations;

              (c) notice of any Default or of any inability to enforce performance of the obligations of the Borrower or any other Person with respect to any Credit Document or notice of any acceleration of maturity of any Credit Obligations;

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              (d) demand for performance or observance of, and any enforcement of any provision of the Credit Agreement, the Credit Obligations or any other Credit Document or any pursuit or exhaustion of rights or remedies with respect to any Credit Security or against the Borrower or any other Person in respect of the Credit Obligations or any requirement of diligence or promptness on the part of the Agent or the Lenders in connection with any of the foregoing;

              (e) any act or omission on the part of the Agent or the Lenders which may impair or prejudice the rights of such Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Borrower or any other Person, or otherwise operate as a deemed release or discharge;

              (f) failure or delay to perfect or continue the perfection of any security interest in any Credit Security or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any Credit Security;

              (g) any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

              (h) any "single action" or "antideficiency" law which would otherwise prevent the Lenders from bringing any action, including any claim for a deficiency, against such Guarantor before or after the Agent's or the Lenders' commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Agent or the Lenders;

              (i) all demands and notices of every kind with respect to the foregoing; and

              (j) to the extent not referred to above, all defenses (other than payment) which the Borrower may now or hereafter have to the payment of the Credit Obligations, together with all suretyship defenses, which could otherwise be asserted by such Guarantor.

Each Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 2.3.

         No delay or omission on the part of the Agent or the Lenders in exercising any right under any Credit Document or under any other guarantee of the Credit Obligations or with respect to the Credit Security shall operate as a waiver or relinquishment of such right. No action which the Agent or the Lenders or the Borrower or any other Obligor may take or refrain from taking with respect to the Credit Obligations shall affect the provisions of this Agreement or the obligations of each Guarantor hereunder. None of the Lenders' or the Agent's rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Obligor, or by any noncompliance by the Borrower or any other Obligor under the Credit Documents with any Credit Document, regardless of any knowledge thereof which the Agent or the Lenders may have or otherwise be charged with.

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         2.4. Lenders' Power to Waive, etc. Each Guarantor grants to the Agent and the Lenders full power in their discretion, without notice to or consent of such Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of such Guarantor under its guarantee hereunder:

              (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any provision of, or to give any waiver in respect of, the Credit Agreement, any other Credit Document, the Credit Security, the Credit Obligations or any guarantee thereof (each as from time to time in effect);

              (b) To grant any extensions of the Credit Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Credit Obligations, whether or not rights against such Guarantor under this Agreement are reserved in connection therewith;

              (c) To take security in any form for the Credit Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in the Credit Security whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Credit Obligations and to proceed against any of the Credit Security or such guarantees in any order;

              (d) To collect or liquidate or realize upon any of the Credit Obligations or the Credit Security in any manner or to refrain from collecting or liquidating or realizing upon any of the Credit Obligations or the Credit Security; and

              (e) To extend credit under the Credit Agreement, any other Credit Document or otherwise in such amount as the Lenders may determine, including increasing the amount of credit and the interest rate and fees with respect thereto, even though the condition of the Obligors (financial or otherwise, on an individual or Consolidated basis) may have deteriorated since the date hereof.

         2.5. Information Regarding the Borrower, etc. Each Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. Each Guarantor waives any obligation which may now or hereafter exist on the part of the Agent or the Lenders to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, each Guarantor undertakes to keep itself informed of such risks and any changes therein. Each Guarantor expressly waives any duty which may now or hereafter exist on the part of the Agent or the Lenders to disclose to such Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Company, K&M and their Affiliates or their


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properties or management, whether now or hereafter known by the Agent or the
Lenders. Each Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Borrower all information concerning the Credit Agreement and all other Credit Documents and all other information as to the Company, K&M and their Affiliates or their properties or management as such Guarantor deems necessary or desirable.

         2.6. Certain Guarantor Representations. Each Guarantor represents as of the date hereof that:

              (a) it is (i) in its best interest and (ii) consistent with the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Lenders to enter into the Credit Agreement and to extend credit to the Borrower by making the Guarantee contemplated by this Section 2;

              (b) the credit available under the Credit Agreement will directly or indirectly inure to its benefit;

              (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Lenders for its Guarantee;

              (d) it will not be rendered insolvent as a result of entering into this Agreement;

              (e) immediately after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as such debts become absolute and matured;

              (f) it has, and will have, access to adequate capital for the conduct of its business;

              (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

              (h) it has been advised by the Agent that the Lenders are unwilling to enter into the Credit Agreement unless the Guarantee contemplated by this Section 2 is given by it.

         2.7. Subrogation. Each Guarantor agrees that, until the Credit Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, exoneration, indemnification, set-off, offset or other claims (or any right to participate in any such claim) against the Borrower or any other Obligor arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Agreement. After the payment in full of the Credit Obligations, each Guarantor shall be entitled to exercise against the Borrower and the other Obligors all such rights of reimbursement, subrogation, contribution, exoneration, indemnification, set-off and offset, and all such other claims (or any right to participate in any such claim), to the fullest extent permitted by law (whether arising by law, equity or statute (including by contract)).


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         2.8. Subordination. Each Guarantor covenants and agrees that all
Indebtedness, claims and liabilities now or hereafter owing by the Borrower or any other Obligor to such Guarantor, whether arising hereunder or otherwise, are subordinated to the prior payment in full of the Credit Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists. If, notwithstanding the foregoing, any payment with respect to any such Indebtedness, claim or liability is received by any Guarantor in contravention of this Agreement, such payment shall be held in trust for the benefit of the Agent and promptly turned over to it in the original form received by such Guarantor.

         2.9. Future Subsidiaries; Further Assurances. The Company will from time to time cause (a) any present Wholly Owned Subsidiary that is not a Foreign Subsidiary and is not a Guarantor within 30 days after notice from the Agent or (b) any future Wholly Owned Subsidiary that is not a Foreign Subsidiary within 30 days after any such Person becomes a Wholly Owned Subsidiary, to join this Agreement as a Guarantor pursuant to a joinder agreement in form and substance reasonably satisfactory to the Agent; provided, however, that in the event such a Wholly Owned Subsidiary that is not a Foreign Subsidiary is prohibited by any valid law, statute, rule or regulation from guaranteeing the Credit Obligations such guarantee will be limited to the extent necessary to comply with such prohibition. The Company and its other Subsidiaries will pledge the stock of each future Wholly Owned Subsidiary that is a Foreign Subsidiary (or as much of such stock as may be pledged without resulting in a repatriation of a material amount of foreign earnings under the Code (including the "deemed dividend" provisions of section 956 of the Code)) to the Agent to secure the Credit Obligations pursuant to a pledge agreement in form and substance reasonably satisfactory to the Agent and consistent with the relevant provisions of the Security Agreement. Each Guarantor will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Agent deems reasonably necessary or advisable to carry out the intent and purpose of this Section 2.

         2.10. Contribution Among Guarantors. The Guarantors agree that, as among themselves in their capacity as guarantors of the Credit Obligations, the ultimate responsibility for repayment of the Credit Obligations, in the event that the Borrower fails to pay when due its Credit Obligations, shall be equitably apportioned, to the extent consistent with the Credit Documents, among the respective Guarantors (a) in the proportion that each, in its capacity as a guarantor, has benefited from the extensions of credit to the Borrower by the Lenders under the Credit Agreement, or (b) if such equitable apportionment cannot reasonably be determined or agreed upon among the affected Guarantors, in proportion to their respective net worths determined on or about the date hereof (or such later date as such Guarantor becomes party hereto). In the event that any Guarantor, in its capacity as a guarantor, pays an amount with respect to the Credit Obligations in excess of its proportionate share as set forth in this Section 2.10, each other Guarantor shall, to the extent consistent with the Credit Documents, make a contribution payment to such Guarantor in an amount such that the aggregate amount paid by each Guarantor reflects its proportionate share of the Credit Obligations. In the event of any default by any Guarantor under this Section 2.10, each other Guarantor will bear, to the extent consistent with the Credit


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

Documents, its proportionate share of the defaulting Guarantor's obligation under this Section 2.10. This Section 2.10 is intended to set forth only the rights and obligations of the Guarantors among themselves and shall not in any way affect the obligations of any Guarantor to the Lenders under the Credit Documents (which obligations shall at all times constitute the joint and several obligations of all the Guarantors as set forth hereunder).

3. Continuing Agreement. This Agreement shall be a continuing agreement, shall be irrevocable and shall remain in full force and effect until the payment in full of the Credit Obligations then outstanding in accordance with the terms thereof.

4. Notices.

         Except as otherwise specified in this Agreement or any other Credit Document, any notice required to be given pursuant to this Agreement shall be given in writing. Any notice, consent, approval, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including by telecopy) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address or (b) in the case of a letter, unless actual receipt of the notice is required by any Credit Document five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

         If to a Guarantor, to it at its address set forth in Exhibit 7.1 to the Credit Agreement to the attention of the chief financial officer.

         If to the Agent, to it at its address set forth on the signature pages of the Credit Agreement or in the Register.

5. Venue; Service of Process.

              (a) Each of the Guarantors irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof brought by the Agent or its successors or assigns, and

              (b) Each of the Guarantors and the Agent waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that any such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement, or the subject matter hereof, may not be enforced in or by such court.

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

              (c) Each of the Guarantors and the Agent hereby consents to service of process in any such proceeding in any manner permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 4 is reasonably calculated to give actual notice.

              (d) Each of the Guarantors and the Agent waives, to the extent not prohibited by applicable law that cannot be waived, any right it may have to claim or recover in any such proceeding any special, exemplary, punitive or consequential damages.

6. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT TO ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY SECURED OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE PARTIES HERETO IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. Each of the parties hereto may file an original counterpart or a copy of this Agreement with any court as written evidence of consent by the parties hereto to the waiver of the right to trial by jury.

7.  General.

         All covenants, agreements, representations and warranties made herein shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by any Lender or on its behalf, and shall survive the execution and delivery to the Lenders hereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. No change, amendment, modification or supplementation of this Agreement shall be binding on any party unless it is in writing and signed by the parties hereto. This Agreement and the other agreements referred to herein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is a Credit Document. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

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

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                                  ABTRE, INC.


                                  By /s/ Howard N. Feist III
                                     -------------------------------------------
                                       Name:  Howard N. Feist III
                                       Title: Vice President

                                 AIMPAR, INC.


                                 By /s/ Howard N. Feist III
                                    --------------------------------------------
                                      Name:  Howard N. Feist III
                                      Title: Vice President

                                 AMERICAN BILTRITE INTELLECTUAL PROPERTIES, INC.


                                 By /s/ Howard N. Feist III
                                    --------------------------------------------
                                      Name:  Howard N. Feist III
                                      Title: Vice President

                                 IDEAL TAPE CO., INC.


                                 By /s/ Howard N. Feist III
                                    --------------------------------------------
                                      Name:  Howard N. Feist III
                                      Title: Vice President

                                 MAJESTIC JEWELRY, INC.


                                 By /s/ Howard N. Feist III
                                    --------------------------------------------
                                      Name:  Howard N. Feist III
                                      Title: Vice President

                                 OCEAN STATE JEWELRY, INC.


                                 By /s/ Howard N. Feist III
                                    --------------------------------------------
                                      Name:  Howard N. Feist III
                                      Title: Vice President

                                 425 DEXTER ASSOCIATES, L.P.

                                 By: AIMPAR, INC., its General Partner


                                 By /s/ Howard N. Feist III
                                    --------------------------------------------
                                      Name:  Howard N. Feist III
                                      Title: Vice President

                                 FLEET NATIONAL BANK,
                                   as Agent under the Credit Agreement



                                 By   /s/ Thomas F. Brennan
                                    --------------------------------------------
                                      Name:  Thomas F. Brennan
                                      Title: Senior Vice President